
NASDAQ: WRTC
www.wraptechnologies.com
WRAP®

Wrap Technologies

Innovators of Modern Policing Solutions

April 2020

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of Section27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations regarding Wrap Technologies, Inc. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Such forward-looking statements relate to: expected revenue and earnings growth; product capabilities and benefits; estimations regarding the demand for our product and size of target markets; planned product introduction and sales to the law enforcement market, both domestically and internationally; expansion to other markets; new product introductions; product safety; our corporate strategy and our business model, as well as other risk factors included in the Company's most recent quarterly report on Form 10-Q and other SEC filings. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements herein.


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Step 1: Aim

Step 2: Deploy

Step 3: Restrain

Introducing the BolaWrap®

"An innovation that is changing the world of policing."

Chief Luther Reynolds | *Charleston Police Department*

View Video Demo

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1 in 10
Police encounters involve mentally ill[1]

1 in 4
Fatal police encounters involve mentally ill[1]

MENTAL ILLNESS

Police are Facing a Major Issue

"Deputies respond 10 times a day to people experiencing serious mental health crises, which translates to roughly 3,000 responses annually."

Jim Hart
Santa Cruz County Sheriff

"Every four minutes in the city [NYC], there is a call for an emotionally disturbed person (EDP)."

Eric Adams
Brooklyn Borough President, NYPD Police Captain, Retired

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Police Need Better Tools

"There is a gap in the list of tools used by law enforcement between verbal commands and tools that inflict pain. The BolaWrap fills that gap."

Chief Don De Lucca
Former President International Association of Chiefs of Police and 3 time Chief of Police



Where the 2019 shootings took place
810
People have been shot and killed by police in 2019.[2]



Deaths involving Tasers
1081
Deaths involving Tasers[3]



USE OF FORCE CONTINUUM
Controlled Safe
Hostile
Gun
Rubber Bullets/
Bean Bag Rounds
Taser
Pepper Spray
BOLA WRAP
Verbal Commands
Response to Resistance

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Police Officers Are Impacted

"14 out of 15 officers stated stress inoculation segments should be added to Taser certification training because they do not feel sufficiently prepared to handle the magnitude and seriousness of potential citizen injuries and deaths."[4]

The Psychological Impact of Tasers Utilization in Police Officers



Severity of Consequences Officers Face

1990s	2000s	2010s
Personally Sued	Fired	Jail Time

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Community Demands Change

Mike Rothans, Chief Operating Officer at Wrap Technologies & Former Assistant Sheriff LASD, faced a common response when talking to families:

"My husband was mentally ill. We called you. You came to my house, and you killed my husband."

Black Lives Matter Movement Goal:

Strategize ways to hold law enforcement accountable for their actions on a national level[5]


BLACK
LIVES
#BLACK
LIVES
MATTER

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Litigations & Settlements



Police Departments, Insurance Providers, & Taxpayers Are All Paying The Price

$1.02 Billion

Paid out by 10 cities with the largest police departments. They paid out $248.7 million in 2015 in settlements and court judgements in police misconduct cases, **a 48% increase** from $168.3 million in 2010.[6]

$12 Million

Average payout for litigation and insurance for cases alleging misconduct by 20 large cities.[7] **Insurance companies are attending BolaWrap Demonstrations.**

$1M+ Per Day

Cost per day for arrests in New York City alone. Exact cost is **$1,134,000 per day** for a total of $410,000,000 for the year.[8]

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BolaWrap 100
A Pioneering Innovation In Safer Restraint

- Achieve Compliance Without Pain
- De-escalate Encounters
- Keep Officers & Subjects Safe
- Reduce Litigations
- Restore Trust Between Community & Law Enforcement


I SEE THIS AS ONE OF THE GREAT TOOLS IF YOU ENCOUNTER SOMEONE WITH A MENTAL HEALTH CRISIS.
CHIEF STEVEN CASSTEVENS


THIS IS GOING TO SAVE LIVES.
CHIEF ED HUDAK








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DEMAND FOR BOLAWRAP

The Public is Watching

80,000,000+
Product Social Media Views

1000+
Product Television Appearances

600,000+
Website Visitors

As Seen On Bloomberg Business, CNBC, FOX Business


POPULAR SCIENCE
USA TODAY
Seeking Alpha
NEW YORK POST
FOX BUSINESS
abc NEWS

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Market Size & Opportunity

Non-lethal weapons market[9]



2016
$6.32B
2023
$11.85B

Current Opportunities:

900,000
Police officers in the US[10]

12,435,974
Police officers globally[11]

75,000,000
Military personnel globally[8]

Future Opportunities:

20,000,000+
Private security workers worldwide[12]

4,900,000+
Elementary, secondary & post secondary school teachers[13]

Total Addressable Market:
110,000,000+

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DEMAND FOR BOLAWRAP

Requests for Demos, Training & Quotes

*Additional requests from private security, fugitive recovery, bail bondsman, and personal use.

1,700+

Requests from US Police Departments



600+

Requests from Countries Internationally



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BolaWrap Current Partners


United States

140+

Police Departments received product shipments in 2019.

CRIME

Fresno police use Batman-style BolaWrap to detain stabbing suspect


Fresno police use Batman-style BolaWrap to detain stabbing suspect
2 minutes left

by: John Parmer
Posted: Oct 14, 2019 / 02:18 PM PDT / Updated: Oct 14, 2019 / 02:18 PM PDT




TACTICAL
OPERATIONS
DIVISION

RAPID ADOPTION

Use Cases

Laser Pointed: leading to submission of subject

Wrap Deployed: leading to successful apprehension of subject

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WRAP

Go-To-Market Strategy

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Leading Experts in Technology, Manufacturing, and Law Enforcement



Michael Parris
Independent Director
SHAQ BRAND
LIEUTENANT, NEWARK PD



Patrick Kinsella
Independent Director
PENNYMAC
KPMG



Wayne Walker
Independent Director
NATIONAL PHILANTHROPIC TRUST
DUPONT COMPANY



David Norris
CEO and Director
LOAN DEPOT,
LENDING TREE, TOSHIBA



Thomas Smith
President
COFOUNDER - TASER INTERNATIONAL



Elwood "Woody" Norris
Chief Technology Officer
AWARD WINNING INVENTOR
LRAD



Michael Rothans
Chief Operating Officer
ASSISTANT SHERIFF, LASD



Don De Lucca
Chief Strategy Officer
CHIEF OF POLICE, RETIRED
PAST PRESIDENT, IACP



Roe Manghisi
Director of Public Safety Services
CAPTAIN, NJ STATE POLICE, FBI NA 191st



Rick Guilbault
VP of Training
POLICE SERGEANT, RETIRED
FORMER VP OF TRAINING, TASER INTERNATIONAL



Stacie Sundberg
Director of Sales Operations
SALES DIRECTOR, TASER INTERNATIONAL



Scott Klug
VP of New Product Development
OPERATIONS MANAGER, TASER INTERNATIONAL

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Sales Cycle

Demonstration

Training
- Initial Purchase
- Pay For Training

Policy Writing

Field Testing
Supervisors, SWAT

Full Agency Deployment



United States

Decisions made by each department's Chief

18,000+ police departments[14]
900,000+ officers[10]

Large Departments/ Federal Agencies
- Internal Sales Team Trained by Wrap
- More Decision Makers Longer Sales Cycle Larger Orders

Small Departments
- Distributor Network Trained By Wrap
- Less Decision Makers Shorter Sales Cycle Smaller Orders



International

Decisions made on national level by individual entities

(e.g. Indonesia National Police) 1 department
387,000+ officers[15]

Large Departments
- Distributor Network Trained By Wrap
- Less Decision Makers Low Visibility Sales Cycle Significant Orders

RAPID ADOPTION

Distribution Network

"It took us 15 years to establish Taser in the law enforcement space. This company has been able to do it in less than a year."

Tom Smith
President, Wrap Technologies
Cofounder, Taser International

United States

US Distributor Network

11
Distributors

45
States

100+
Men on the ground selling BolaWrap products to law enforcement customers

140+
Agencies are either field testing or have devices deployed in the field

450+
Officers have been trained

International

International Distributor Network

15
Distributors

26
Countries

50+
Countries with export licenses, plus new distributors being added weekly

19
Countries received product shipments

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Competitive Advantage Patented Technology

- **5** U.S. patents granted
- **8** U.S. patents pending
- **4** trademarks filed
- **34** countries with foreign patents pending
- **Additional** U.S. and international patents being drafted


Accessory Products
Holsters, belt clips, warranties, etc.
Granted & Pending Patents
Launcher Device
Bola Cartridge
10-12 uses for trainers
2-3 uses per officer


Level of Force
Controlled
Hostile
Frequency of Use
Verbal Commands
BOLA WRAP
Pepper Spray
Rubber Bullets/
Bean Bag Rounds
Taser
Gun

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BOLA
WRAP

MANUFACTURING

Supporting Demand

Manufacturing Facility - 11,000+ sq ft manufacturing, training, and engineering facility in Tempe, AZ.

Production Capacity: 1-Shift Operation (current)					
	Mfg Lines	Week	Month	Year	Surge
Device	1	225	900	**10,800**	13,500
Cartridge	1	900	3,600	**43,200**	54,000

Production Capacity: 2-Shift Operation (when necessary)					
	Mfg Lines	Week	Month	Year	Surge
Device	1	450	1,800	**21,600**	27,000
Cartridge	1	1,800	7,200	**86,400**	108,000

Production Capacity: 2-Shift Operation, Multiple Lines (future capacity)					
	Mfg Lines	Week	Month	Year	Surge
Device	2	900	3,600	**43,200**	54,000
Cartridge	3	5,400	21,600	**259,200**	324,000

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Corporate Information

29,829,916 Shares Outstanding (12/31/2019)	**13,948,221** Non-Affiliate Public Float (12/31/2019)
15,881,695 Management (12/31/2019)	**$16,983,864** Cash (12/31/2019)
$19,195,652 Stockholders' Equity (12/31/2019)	**$150,018** LT Debt (12/31/2019)
9,857,457 Options & Warrants (12/31/2019)	**8,500+** Shareholders (12/31/2019)

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RAPID ADOPTION

Company Timeline

Pre-IPO

- ✓ Patents on BolaWrap device & its cartridges filed & issued
- ✓ Hired Don De Lucca former Head of IACP and former Chief of Miami Beach as Chief Strategy Officer
- ✓ Hired Mike Rothans former Assistant Sheriff at LA County Sheriff's Department, as Chief Operating Officer

December 2017

- ✓ Wrap Technologies closes IPO raising $3.49M
- ✓ 50 Shareholders on cap table

May 2018

- ✓ 20 major design and engineering fixes made to BolaWrap

July 2018

- ✓ Field Testing of BolaWrap begins

August 2018

- ✓ First International BolaWrap order received

October 2018

- ✓ Completion of $13.68M Financing led by Management & existing shareholders

December 2018

- ✓ WRTC up-listed to Nasdaq
- ✓ David Norris promoted to CEO
- ✓ 1,000+ shareholders on cap table

February 2019

- ✓ Rick Guilbault, founder of TASER International's Training Academy, joins as Vice President of Training

March 2019

- ✓ Tom Smith, former founder of Taser International (now Axon), joins as Wrap President
- ✓ Tom Smith appears on Varney & Co. on Fox Business

April 2019

- ✓ First use case occurs in Fort Worth, TX during SWAT arrest
- ✓ Sales focus shifts to distributor model
- ✓ Average Dollar Volume increases 100%

June 2019

- ✓ Raises $12.5M led by existing investors
- ✓ Joins Russell 2000 and 3000 indexes
- ✓ International distributor relationships begin to grow rapidly

July 2019

- ✓ First $1M+ order from international distributors

October 2019

- ✓ Opening of new 11,000 square-foot manufacturing facility to increase manufacturing capacity
- ✓ Reports 352% increase in Q3 revenue compared to Q3 2018
- ✓ Appoints Scott Klug to VP of New Product Development

December 2019

- ✓ LAPD announces training of 1000+ officers in their department on the BolaWrap

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Key Investment Highlights

Today

- ✓ **11,000+** shareholders
- ✓ **1,700+** domestic police requests for demos, training & quotes
- ✓ **600+** countries requests for demos, training & quotes
- ✓ **140+** departments, **29+** distributors & **19** countries have BolaWrap
- ✓ **450+** officers trained on BolaWrap
- ✓ **Increase** in field deployments
- ✓ **Distributors quoting orders daily** domestically & internationally
- ✓ **750+** television appearances surrounding demonstrations and training
- ✓ **70M+** views across social media platforms

2020 Focus

Q1
- Increase number of Master Trainers
- Increase number of officers trained

Q2
- Increase field deployments by trained departments
- Increase field uses during low use of force encounters

Q3
- Expand distributor network domestically & internationally
- Launch new version of BolaWrap

Q4
- Establish BolaWrap in 10 major US cities & 20 countries

Endnotes

[1] The Role of Mental Illness in Fatal Law Enforcement Encounters; Treatment Advocacy Center: Office of Research & Public Affairs
[2] https://www.washingtonpost.com/graphics/2019/national/police-shootings-2019/
[3] https://www.reuters.com/investigates/special-report/usa-taser-tracker/
[4] https://scholarworks.waldenu.edu/dissertations/3420/
[5] https://en.wikipedia.org/wiki/Black_Lives_Matter
[6] Article 'Cost of Police-Misconduct Cases Soars in big U.S. Cities' Washington Post, Dan Frosch & Zusha Elinson
[7] City Lawsuit Costs Report; Governing.com
[8] Article 'How Much Does the NYPD Spend On Misdemeanor Arrests', Newsweek, Victoria Bekiempis
[9] Non-Lethal Weapons - Global Market Outlook (2017-2023); Report Buyer
[10] 2018: FBI's Criminal Justice Information Services Division, 2019: Department of Justice
[11] https://en.wikipedia.org/wiki/List_of_countries_by_number_of_military_and_paramilitary_personnel
[12] https://forbes.com/sites/niallmccarthy/2017/08/31/private-security-outnumbers-the-police-in-most-countries-worldwide-infographic
[13] https://www.bls.gov/ooh/education-training-and-library/postsecondary-teachers.htm
https://nces.ed.gov/fastfacts/display.asp?id=28
[14] https://en.wikipedia.org/wiki/Law_enforcement_in_the_United_States
[15] https://en.wikipedia.org/wiki/Indonesian_National_Police

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Contact Us

Wrap Technologies, Inc.
Investor Relations
1817 W 4th Street
Tempe, Arizona 85281

800-583-BOLA

ir@wraptechnologies.com

WRAP™

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